UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of event requiring report: March 14, 2000


                                Score One, Inc.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


                                      Nevada
                                 ----------------
         (State or other jurisdiction of incorporation or organization)

             0-26717                               88-0409164
            ---------                             ------------
     (Commission File Number)          (IRS Employer Identification Number)



               2133 East 9400 South, Suite 151, Sandy, Utah, 84093
              -----------------------------------------------------
                             (Registrant's address)

                                 (801) 274-6415
                                ----------------
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER

Forward Split
-------------

     On March 4, 2000, the Board of Directors of Score One, Inc. (the "Corporation") declared a forward stock split to be effective March 14, 2000.

     The forward stock split will be on a 1.65 for one basis on both the Corporation's authorized and issued and outstanding $0.001 par value common stock ("Common Stock"). Every holder of record of the Corporation's Common Stock, as of March 14, 2000 (the "Record Date"), shall be entitled to .65 additional shares of the Corporation's Common Stock for each share of Common Stock held. Any fractional shares shall be rounded up to the nearest whole number. There shall be no change in par value of the Corporation's Common Stock, which shall remain at $0.001. New shares reflecting post-split amounts are being issued under a mandatory exchange. All shareholders of the Corporation's Common Stock, as of the Record Date, are required to surrender their current Common Stock share certificates representing the pre-split share amounts in exchange for new Common Stock share certificates representing the post-split share amounts. All certificates must be surrendered to the Corporation's transfer agent by person or by mail to Signature Stock Transfer, Inc., 14675 Midway Road, Suite 221, Addison, Texas 75244; (972) 788-4193.
Certificates must be accompanied by a check in the amount of $22.00 ($20 fee for each certificate being issued and $2 fee for each certificate being canceled). A replacement certificate representing the post-split share amount will be returned within 7 to 10 days of receipt by the transfer agent. All shares will be reissued in the name as they appear on the certificates surrendered, unless specific instructions are provided and the certificates are also accompanied by a signature guaranteed medallion guaranteed stock power.

     As a result of the 1.65-for-one forward stock split, the Corporation shall have 3,630,000 post forward-split shares of Common Stock issued and outstanding instead of 2,200,000 pre forward-split shares. Correspondingly, the Corporation shall have 41,250,000 post forward-split shares of Common Stock authorized instead of 25,000,000 pre forward-split shares. A copy of the Corporation's Certificate of Change filed with the State of Nevada on March 9, 2000 is attached as an exhibit hereto and incorporated herein by reference.

     As a result of the forward stock split, the Corporation has received a new CUSIP number and will receive a new stock symbol. The new CUSIP number of the Corporation is 80917T 20 9 which replaces the old CUSIP number of 80917T 10 0.

     The forward stock split was effected in anticipation of a share exchange between the Corporation and Advanced Technology International Holdings Limited ("ATIH"), a British Virgin Islands corporation, pursuant to a Share Exchange Agreement entered into by and between the Corporation, Ken Kurtz who is the Corporation's majority shareholder, and ATIH dated February 1, 2000 ("Exchange").

     Pursuant to the Exchange, at closing, which is expected to occur on or about March 24, 2000, the Corporation will purchase all of the issued and outstanding common stock of ATIH in exchange for 16,300,000 post-split shares of the Corporation's Common Stock.

     After giving effect to the forward stock split discussed herein, the Corporation is presently authorized to issue 41,250,000 shares of Common Stock of which, 3,630,000 shares are presently issued and outstanding. The Exchange contemplates that, after the closing, there will be approximately 19,930,000 shares of the Corporation's Common Stock issued and outstanding.

     The 3,630,000 shares of Common Stock of the Corporation held by the shareholders prior to the closing of the Exchange will represent approximately 18.2% of the post-closing 19,930,000 Common Stock shares expected to be issued outstanding, and the 16,300,000 Common Stock shares to be issued to the shareholders of ATIH will represent approximately 72.8% of the post-closing 19,930,000 Common Stock shares expected to be issued and outstanding.

     Also pursuant to the Exchange, the Corporation will appoint Mr. Wing Cheong HO, Mr. Wing Hung HO and Mr. Wing Bun LI Michael to the Corporation's Board of Directors to serve until their respective successors are elected and qualify. Immediately after such appointments, the Corporation will accept the resignation of Ken Kurtz, a current member of the Board of Directors who will resign subject to closing. The closing will not occur, and the new directors will not begin their term, until after the expiration of the ten-day period beginning on the later of the date of the filing of an Information Statement with the SEC pursuant to Rule 14f-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the date of mailing of the Information Statement to the Corporation's stockholders. More information about the expected new directors and the expected composition of the Company's ownership after closing of the expected Exchange will be provided in the Information Statement which will be filed with the Securities and Exchange Commission and mailed to all shareholders of record as of the Record Date.

     ATIH was incorporated in the British Virgin Islands on November 18,
1998, under the name of Modern Frame International Ltd. On December 23, 1999, ATIH changed its name from Modern Frame International Ltd. to Advanced Technology International Holdings Limited.

     Through its wholly owned subsidiaries, ATIH is engaged in the manufacturing and sale of printed circuit boards for telecommunication systems, scientific calculators and audiovisual equipment.

     Because of the change in the composition of the Board and because of the share issuances under the Exchange Agreement, there will be a change in control of the Corporation on the closing date, which is expected to be on or about March 24, 2000. However, there are no assurances that closing will occur.

     Additional information about the Exchange will be contained in the Company's Report on Form 8-K which is expected to be filed with the Securities and Exchange Commission ("SEC") after closing of the expected Exchange.

     Pursuant to the requirement of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: March 14, 2000

                                         Score One, Inc.

                                         By:  /s/ Ken Kurtz
                                         ---------------------------------
                                         Name:    Ken W. Kurtz
                                         Title:   President

                           INDEX TO EXHIBITS


Sec Ref.   Page
No.        No.           Description
--------   ----          -----------

Ex-3(i)     5            Certificate of Change filed with the Nevada
                         Secretary of State on March 9, 2000 reflecting the 1.65-for-one forward stock split.

Ex-10       7            Share Exchange Agreement dated February 1, 2000
                         between the Corporation and Advanced Technology
                         International Holdings Limited.